UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Willow Lane Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2026

WILLOW LANE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42400	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WLACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	WLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 29, 2026, Willow Lane Acquisition Corp., a Cayman Islands exempted company (“Willow Lane”), issued a press release announcing that, as of the deadline for holders of redeemable Class A ordinary shares of Willow Lane (“Willow Lane public shares”) to request redemption of such Willow Lane public shares in connection with the anticipated consummation of the proposed business combination (the “Business Combination”) between Willow Lane and Boost Run Holdings, LLC (“Boost Run”), Willow Lane has received no redemption requests.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Boost Run and the Business Combination. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits and timing of the completion of the Business Combination; statements about Boost Run’s new and expanded commercial relationships; statements about Boost Run’s market opportunity and the potential growth of that market; Boost Run’s strategy, outcomes and growth prospects; trends in Boost Run’s industry and markets; the competitive environment in which Boost Run operates; and the ability for Boost Run to raise funds to support its business. These statements are based on various assumptions, whether or not identified in this current report on Form 8-K, and on the current expectations of Boost Run’s and Willow Lane’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Boost Run and Willow Lane.

These forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts Boost Run’s current plans and operations as a result of the announcement and consummation of the Business Combination; the inability of the parties to recognize the anticipated benefits of the Business Combination; the ability to maintain the listing of Willow Lane’s securities on a national securities exchange; the ability to obtain or maintain the listing of the Boost Run Inc., a Delaware corporation’s (“Pubco”) securities on Nasdaq following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; Boost Run’s limited operating history, lack of history of operating as a public company and the rapidly evolving industry in which it operates; Boost Run’s use and reporting of business and operational metrics; uncertainties surrounding Boost Run’s business model; Boost Run’s expectations regarding future financial performance, capital requirements and unit economics; Boost Run’s competitive landscape; capital market, interest rate and currency exchange risks; Boost Run’s ability to manage growth and expand its operations; Boost Run’s ability to attract and retain additional customers and additional business from existing customers; Boost Run’s ability to secure additional data center capacity at affordable rates; Boost Run’s ability to acquire the GPUs necessary to expand its business at anticipated prices; the prices at which Boost Run will be able to sell the services it provides; Boost Run’s ability to provide reliable high compute services; Boost Run’s ability to successfully develop and sell new products and services; the risk that Boost Run’s technology and infrastructure may not operate as expected, including but not limited to as a result of significant coding, manufacturing or configuration errors; the failure to offer high quality technical support; Boost Run’s dependence on members of its senior management and its ability to attract and retain qualified personnel; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic and geopolitical environment; risks related to the marketing of Boost Run’s services to various government entities; uncertainty or changes with respect to laws and regulations; data protection or cybersecurity incidents and related regulations; disruption in the electrical power grid at or near one or more of Boost Run’s data centers; physical security breaches; supply chain disruptions; changes in tariffs or import restrictions; Boost Run’s lack of business interruption insurance; Boost Run’s ability to maintain, protect and defend its intellectual property rights; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Willow Lane’s securities; the risk that the Business Combination may not be completed by Willow Lane’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Willow Lane; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against Boost Run, Willow Lane, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; past performance by Boost Run management team may not be indicative of the future performance of Pubco after the Business Combination; the risk that an active market for the securities of Pubco after the Business Combination may not develop; and those risk factors discussed in documents of Willow Lane, Boost Run and Pubco filed, or to be filed, with the U.S Securities and Exchange Commission (“SEC’). If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Willow Lane nor Boost Run presently know or can anticipate or that Willow Lane and Boost Run currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Willow Lane’s, Boost Run’s and Pubco’s expectations, plans or forecasts of future events and views as of the date of this current report on Form 8-K. Willow Lane, Boost Run and Pubco anticipate that subsequent events and developments will cause Willow Lane’s, Boost Run’s and Pubco’s assessments to change. However, while Willow Lane, Boost Run and Pubco may elect to update these forward-looking statements at some point in the future, Willow Lane, Boost Run and Pubco specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Willow Lane. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Willow Lane, Boost Run and Pubco undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Important Information About the Transactions and Where to Find It

Willow Lane, Boost Run and Pubco have filed relevant materials with the SEC, including the Registration Statement on Form S-4, which includes the Proxy Statement of Willow Lane and a prospectus in connection with Business Combination, referred to as a proxy statement/prospectus. The definitive proxy statement and other relevant documents have been mailed to shareholders of Willow Lane as of a record date established for voting on Willow Lane’s proposed Business Combination with Boost Run. SHAREHOLDERS OF WILLOW LANE AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH WILLOW LANE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS CONTAINS OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WILLOW LANE, BOOST RUN, PUBCO AND THE BUSINESS COMBINATION. Shareholders can obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to: Willow Lane Acquisition Corp., 250 West 57th Street, Suite 415, New York, NY 10107; or Boost Run, LLC, 5 Revere Drive, Suite 200 Northbrook, IL 60062.

Participants in the Solicitation

Boost Run, Willow Lane and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Willow Lane’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Willow Lane’s securities are, or will be, contained in filings with the SEC relating to the Business Combination. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Willow Lane’s shareholders in connection with the Business Combination, including the names and interests of Boost Run’s directors and executive officers, is set forth in the proxy statement/prospectus included in the Registration Statement for the Business Combination. You may obtain free copies of these documents from the sources described above.

Disclaimer

This current report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of security of Boost Run, Willow Lane or any of their respective affiliates. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW LANE ACQUISITION CORP.

	By:	/s/ B. Luke Weil
	Name:	B. Luke Weil
	Title:	Chief Executive Officer
Dated: April 29, 2026

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Exhibit 99.1

Willow Lane Acquisition Corp. Announces No Redemptions in Connection with Business Combination with Boost Run Holdings, LLC

Gross Proceeds of approximately $133.8 million expected to be available to the combined company at the closing

Shareholder meeting to vote on proposals in connection with the business combination scheduled for 10:00 a.m. ET on April 30, 2026

NORTHBROOK, Ill. and NEW YORK, April 29, 2026 /PRNewswire/ — Willow Lane Acquisition Corp. (“Willow Lane”) (Nasdaq: WLAC), a special purpose acquisition company led by B. Luke Weil, today announced that the Willow Lane has, as of the redemption deadline of 5:00 p.m. eastern time on April 28, 2026, received no redemption requests in connection with the anticipated consummation (the “Closing”) of the proposed business combination (the “Business Combination”) between Willow Lane and Boost Run Holdings, LLC (“Boost Run”) pursuant to the Business Combination Agreement between Willow Lane, Boost Run and Boost Run Inc. (“Pubco”), among other parties, entered into as of September 15, 2025 (as amended, the “Business Combination Agreement”). Based on the strong support from Willow Lane shareholders, Willow Lane expects to deliver 100% of the cash and cash equivalents held in the Willow Lane trust account, which was $133.8 million as of March 12, 2026, to the combined company at the Closing.

“We are pleased that no redemptions have been submitted, which should result in the full Willow Lane trust account being delivered to Boost Run at closing,” said Luke Weil, Chief Executive Officer and Charman of Willow Lane. “We are excited to continue working with the Boost Run team toward closing and beyond, as they build on their momentum.”

Extraordinary General Meeting to Approve Business Combination

Willow Lane will hold an extraordinary general meeting of its shareholders at 10:00 a.m. ET on April 30, 2026, for Willow Lane shareholders of record as of March 12, 2026, to approve proposals presented to the shareholders at the extraordinary general meeting related to the Business Combination with Boost Run. A definitive proxy statement containing the proposals to be presented at the extraordinary general meeting has been filed with the SEC (the “Proxy Statement”); copies of the Proxy Statement have been mailed to Willow Lane shareholders of record as of the record date.

Information about how to attend the extraordinary general meeting and vote is set forth in the Proxy Statement. The Business Combination Agreement contains certain closing conditions customary for transactions similar to the Business Combination, including receipt of shareholder and regulatory approval. The Business Combination is expected to close shortly after the extraordinary general meeting once all closing conditions have been satisfied or waived.

YOUR VOTE IS IMPORTANT. Willow Lane shareholders are urged to read carefully the Proxy Statement, including, among other things, the reasons for the unanimous recommendation by Willow Lane’s board of directors that shareholders of record as of the record date vote “FOR” ALL PROPOSALS included in the Proxy Statement in advance of the extraordinary general meeting.

The extraordinary general meeting of Willow Lane shareholders will be held at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105 and virtually over the Internet by means of a live audio webcast at https://www.cstproxy.com/willowspac/2026. Shareholders or their proxyholder will be able to attend and vote at the extraordinary general meeting by visiting https://www.cstproxy.com/willowspac/2026 and using a control number assigned by Continental Stock Transfer & Trust Company.

If you have questions about the proposals or if you need additional copies of the Proxy Statement or a proxy card, you should contact Willow Lane’s proxy solicitor at: Sodali & Co., 430 Park Ave, 14th Floor, New York, NY 10022, Tel: (800) 662-9400 or (203) 658-9400 (banks and brokers can call collect), Email: WLAC@info.sodali.com

Willow Lane shareholders whose shares are held of record by a broker, bank, or other nominee should contact their broker, bank, or nominee to ensure that their shares are voted. To obtain timely delivery of copies of proxy materials, Willow Lane shareholders must have requested the materials no later than April 23, 2026.

Your vote FOR ALL proposals is important, no matter how many or how few shares you own.

About Boost Run

Boost Run is a leading provider of scalable cloud infrastructure purpose-built for enterprise AI and high-performance computing workloads. The platform delivers GPU compute, CPU nodes, managed Kubernetes orchestration, and shared storage through an intuitive management console and a robust API layer, enabling organizations to provision and scale resources across thousands of nodes in minutes. Organizations rely on Boost Run to power their most demanding AI workloads with the performance, security, and reliability their operations require. Boost Run maintains SOC 2 Type II, HIPAA, ISO 27001, and ISO 27701 certifications at the operator level, and partners with data center facilities that uphold equivalent security and compliance standards.

About Willow Lane

Willow Lane is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Willow Lane’s team has broad sector knowledge and brings a combination of operating, investing, financial and transactional experience. Willow Lane team has collectively identified and closed five previous SPAC business combinations, creating value for shareholders.

Additional Information and Where to Find It

Willow Lane, Boost Run and Pubco have filed relevant materials with the SEC, including the Registration Statement on Form S-4, which includes the Proxy Statement of Willow Lane and a prospectus in connection with Business Combination, referred to as a proxy statement/prospectus. The definitive Proxy Statement and other relevant documents have been mailed to shareholders of Willow Lane as of a record date established for voting on Willow Lane’s proposed Business Combination with Boost Run. SHAREHOLDERS OF WILLOW LANE AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH WILLOW LANE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS CONTAINS OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WILLOW LANE, BOOST RUN, PUBCO AND THE BUSINESS COMBINATION. Shareholders can obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to: Willow Lane Acquisition Corp, 250 West 57th Street, Suite 415, New York, NY 10107; or Boost Run, LLC, 5 Revere Drive, Suite 200 Northbrook, IL 60062.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Boost Run and the Business Combination. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits and timing of the completion of the Business Combination; statements about Boost Run’s new and expanded commercial relationships; statements about Boost Run’s market opportunity and the potential growth of that market; Boost Run’s strategy, outcomes and growth prospects; trends in Boost Run’s industry and markets; the competitive environment in which Boost Run operates; and the ability for Boost Run to raise funds to support its business. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Boost Run’s and Willow Lane’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Boost Run and Willow Lane.

These forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts Boost Run’s current plans and operations as a result of the announcement and consummation of the Business Combination; the inability of the parties to recognize the anticipated benefits of the Business Combination; the ability to maintain the listing of Willow Lane’s securities on a national securities exchange; the ability to obtain or maintain the listing of the Pubco’s securities on Nasdaq following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; Boost Run’s limited operating history, lack of history of operating as a public company and the rapidly evolving industry in which it operates; Boost Run’s use and reporting of business and operational metrics; uncertainties surrounding Boost Run’s business model; Boost Run’s expectations regarding future financial performance, capital requirements and unit economics; Boost Run’s competitive landscape; capital market, interest rate and currency exchange risks; Boost Run’s ability to manage growth and expand its operations; Boost Run’s ability to attract and retain additional customers and additional business from existing customers; Boost Run’s ability to secure additional data center capacity at affordable rates; Boost Run’s ability to acquire the GPUs necessary to expand its business at anticipated prices; the prices at which Boost Run will be able to sell the services it provides; Boost Run’s ability to provide reliable high compute services; Boost Run’s ability to successfully develop and sell new products and services; the risk that Boost Run’s technology and infrastructure may not operate as expected, including but not limited to as a result of significant coding, manufacturing or configuration errors; the failure to offer high quality technical support; Boost Run’s dependence on members of its senior management and its ability to attract and retain qualified personnel; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic and geopolitical environment; risks related to the marketing of Boost Run’s services to various government entities; uncertainty or changes with respect to laws and regulations; data protection or cybersecurity incidents and related regulations; disruption in the electrical power grid at or near one or more of Boost Run’s data centers; physical security breaches; supply chain disruptions; changes in tariffs or import restrictions; Boost Run’s lack of business interruption insurance; Boost Run’s ability to maintain, protect and defend its intellectual property rights; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Willow Lane’s securities; the risk that the Business Combination may not be completed by Willow Lane’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Willow Lane; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against Boost Run, Willow Lane, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; past performance by Boost Run management team may not be indicative of the future performance of Pubco after the Business Combination; the risk that an active market for the securities of Pubco after the Business Combination may not develop; and those risk factors discussed in documents of Willow Lane, Boost Run and Pubco filed, or to be filed, with the SEC. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Willow Lane nor Boost Run presently know or can anticipate or that Willow Lane and Boost Run currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Willow Lane’s, Boost Run’s and Pubco’s expectations, plans or forecasts of future events and views as of the date of this press release. Willow Lane, Boost Run and Pubco anticipate that subsequent events and developments will cause Willow Lane’s, Boost Run’s and Pubco’s assessments to change. However, while Willow Lane, Boost Run and Pubco may elect to update these forward-looking statements at some point in the future, Willow Lane, Boost Run and Pubco specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Willow Lane. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Willow Lane, Boost Run and Pubco undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

Boost Run, Willow Lane and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Willow Lane’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Willow Lane’s securities are, or will be, contained in filings with the SEC relating to the Business Combination. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Willow Lane’s shareholders in connection with the Business Combination, including the names and interests of Boost Run’s directors and executive officers, is set forth in the proxy statement/prospectus included in the Registration Statement for the Business Combination. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Boost Run, Willow Lane or any of their respective affiliates. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Contacts

Investor Relations

April Scee

april.scee@riveron.com

Media Relations

Abby Trexler

abby.trexler@fullyvested.com